UNITED STATES BANKRUPTCY COURT

DISTRICT OF Delaware

In Re. Trex Wind-down, LLC	§	Case No. 23-11879
	§	Lead Case No. 23-11878
Debtor(s)	§	☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 03/31/2024

Petition Date: 11/17/2023

Months Pending: 5

Industry Classification: 3 2 5 4

Reporting Method: Accrual Basis ◉ Cash Basis ○

Debtor's Full-Time Employees (current): 0

Debtor's Full-Time Employees (as of date of order for relief): 0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☐ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Scott Jones
Signature of Responsible Party

04/22/2024
Date

Scott Jones
Printed Name of Responsible Party

Morris, Nichols, Arsht & Tunnell LLP
1201 Market Street, 16th Floor
Wilmington, DE 19801
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Trex Wind-down, LLC Case No. 23-11879

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$43,799	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$2,278
d.	Cash balance end of month (a+b-c)	$43,799	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$2,278

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ◯ Market ◯ Other ◉ (attach explanation))	$0
d	Total current assets	$0
e.	Total assets	$0
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$0
n.	Total liabilities (debt) (j+k+l+m)	$0
o.	Ending equity/net worth (e-n)	$0

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$0	$0

Debtor's Name Trex Wind-down, LLC Case No. 23-11879

Part 5: Professional Fees and Expenses

					Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*							
	Itemized Breakdown by Firm							
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	i	0						
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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Debtor's Name Trex Wind-down, LLC Case No. 23-11879

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c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$300

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ●

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ●

c. Were any payments made to or on behalf of insiders? — Yes ○ No ●

d. Are you current on postpetition tax return filings? — Yes ● No ○

e. Are you current on postpetition estimated tax payments? — Yes ● No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ● No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ● No ○

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ●

i. Do you have:
- Worker's compensation insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ● No ○

k. Has a disclosure statement been filed with the court? — Yes ● No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ● No ○

Debtor's Name Trex Wind-down, LLC Case No. 23-11879

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Jeffrey T. Varsalone
Signature of Responsible Party

Jeffrey T. Varsalone
Printed Name of Responsible Party

Chief Restructuring Officer
Title

04/22/2024
Date

Debtor's Name Trex Wind-down, LLC Case No. 23-11879

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Debtor's Name Trex Wind-down, LLC Case No. 23-11879

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UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Trex Wind-down, Inc., *et al.*[1], f/k/a Timber Pharmaceuticals, Inc.

Case No. 23-11878 (Jointly Administered)
Reporting Debtor: Trex Wind-down, LLC
Reporting Period: March 1, 2024 to March 31, 2024

Notes to the Monthly Operating Report

On November 17, 2023 (the "Petition Date"), Trex Wind-down, Inc., ("Timber Inc."), Trex Wind-down, LLC, ("Timber LLC"), and BioPharmX, Inc., ("BioPharmX", and collectively the "Debtors") filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware. The activity contained in this operating report is for the period of March 1, 2024 through March 31, 2024. (the "Reporting Period") and is specific to Debtor Timber LLC.

General Notes
The financial information included herein, including supplemental information, is preliminary, unaudited, and may not comply in all respects with generally accepted accounting principles of the United States of America ("U.S. GAAP") or may not be consistent with the business' own internal financial statements. The Monthly Operating Report ("MOR") should not be relied on by any persons for information relating to current or future financial condition, events, or performance of the Debtor as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position, and schedule of cash receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. There may be various immaterial variances throughout the report attributed to rounding.

Basis of Presentation
The Debtor is maintaining its books and records consistent with U.S. GAAP and its own internal reporting practices. The information furnished in this MOR uses the Debtor's normal accrual method of accounting. In preparing the MOR, the Debtor relied on financial data available at the time of preparation. The Debtor made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtor does not undertake any obligation or commitment to update this MOR.

The Debtor filed its Statement of Financial Affairs ("SOFA") and Summary of Assets and Liabilities ("SOAL") on December 22, 2023 (Docket No's 145 and 148). The SOAL and SOFA contain financial information that has not been reconciled with the financial information contained in this MOR and vice versa.

Debtors Timber LLC and BioPharmX are wholly owned subsidiaries of debtor Timber Inc. They are disregarded entities for income tax filing purposes. The Debtors do not maintain separate books and records for each entity, since Timber Inc. is the tax filer, and also a public company that files consolidated financial statements in connection with its public filings. Therefore, there is no financial information reported herein other than the statement of cash receipts and disbursements related specifically to Timber LLC's bank account, see Part 1 and supporting schedule attached.

[1] The Debtors in these Chapter 11 Cases, along with the last four digits of their U.S. federal tax identification number, are Trex Wind-down, Inc. (3182), Trex Wind-down, LLC (3698), and BioPharmX Inc. (5554). The Debtors' Debtors' address is c/o VRS Restructuring Services, LLC, 377 Ocean Boulevard, Unit 5, Hampton, NH 03842.

Reporting Period
The financial information included herein has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, audit or otherwise, the Debtor believes that the financial information herein could be subject to changes, certain of which could be material. The financial statements included herein include accrual estimates to the best of the Debtor's ability and the Debtor reserves the right to retroactively adjust prior month's reported MOR financial information.

Reservation of Rights
The Debtor reserves all of its rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute an admission of any kind or nature or a waiver of any rights of the Debtor all of which are expressly reserved in full.

The MOR is executed by Jeffrey T. Varsalone solely in his capacity as Chief Restructuring Officer of the Debtor.

April 22, 2024

Office of the United States Trustee
844 King Street, Suite 2207
Wilmington, DE 19801
Attn: Jane M. Leamy

Declaration Regarding Bank Account Reconciliation and Bank Statements

Trex Wind-down, Inc., Trex Wind-down, LLC., and BioPharmX, Inc., (collectively the "Debtors"), hereby submit this in lieu of providing copies their bank statements and the related account reconciliations at the request of the Office of the United States Trustee.

The Debtors have performed all bank account reconciliations in the ordinary course of business. Below is a list of bank accounts maintained by each Debtor entity and the bank balance, as of February 29, 2024.

Trex Wind-down, Inc. (Case No. 23-11878)

1. Bank of America, Account # 3799, Checking Account, $2,188,610.23

Trex Wind-down, LLC. (Case No. 23-11879)

1. Bank of America, Account # 5841, Checking Account, $43,799.26

BioPharmX, Inc. (Case No. 23-11880) – This debtor does not have any bank accounts

Pursuant to 28 U.S.C. § 1746, I declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Jeffrey T. Varsalone

Jeffrey T. Varsalone
Chief Restructuring Officer
Trex Wind-down, Inc., *et al.*, f/k/a Timber Pharmaceuticals, Inc.

In re Trex Wind-down, LLC
Debtor

Case No. 23-11879
Reporting Period: March 1, 2024 - March 31, 2024

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS	
ACCOUNT NUMBER (LAST 4)	Bank of America x5841	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	$ 43,799.26	$ 43,799.26
RECEIPTS		
DIP LOANS AND ADVANCES	-	-
INTEREST	-	-
MISC. RECEIPTS / REFUNDS	-	-
TOTAL RECEIPTS	-	-
DISBURSEMENTS		
PAYROLL & BENEFITS	-	-
RENT	-	-
UTILITIES	-	-
FRANCHISE TAX	-	-
BANK FEES	-	-
EMPLOYEE EXPENSE REIMBURSEMENTS	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-
TOTAL DISBURSEMENTS	-	-
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-	-
CASH – END OF MONTH	$ 43,799.26	$ 43,799.26